Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 80

Quality Dividend Strategy, Series 16

Supplement to the Prospectus

In connection with the recently completed merger of Discover Financial Services and Capital One Financial Corporation, on May 19, 2025, each share of Discover Financial Services was exchanged for 1.0192 shares of Capital One Financial Corporation common stock. As a result, the Trust’s portfolio now holds shares of Capital One Financial Corporation in place of Discover Financial Services shares.

All references to Discover Financial Services in the Prospectus are removed, and the Trust will continue to hold and purchase shares of Capital One Financial Corporation.

Supplement Dated: May 20, 2025